UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  February 14, 2019 (February 13, 2019)

EQM Midstream Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35574	37-1661577
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

625 Liberty Avenue, Suite 2000 Pittsburgh, Pennsylvania	15222
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (412) 395-2688

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.             Entry into a Material Definitive Agreement.

On February 13, 2019, EQM Midstream Partners, LP, a Delaware limited partnership (EQM), entered into an agreement and plan of merger (the IDR Merger Agreement) with Equitrans Midstream Corporation, a Pennsylvania corporation (ETRN), EQM Midstream Services, LLC, a Delaware limited liability company and the general partner of EQM (the EQM General Partner), EQGP Holdings, LP, a Delaware limited partnership (EQGP), EQGP Services, LLC, a Delaware limited liability company and the general partner of EQGP (the EQGP General Partner), Equitrans Merger Sub, LP, a Delaware limited partnership (Merger Sub), and certain other parties thereto, pursuant to which, among other things, the parties to the IDR Merger Agreement have agreed to the exchange and cancellation of the outstanding incentive distribution rights (IDRs) and the restructuring of the general partner interest in EQM pursuant to a series of transactions, including the merger of Merger Sub with and into EQGP (the Merger), collectively resulting in, among other things, the cancellation of (a) the IDRs in EQM, (b) the economic portion of the general partner interest in EQM and (c) the issued and outstanding common units representing limited partner interests in EQGP and, as consideration for such cancellation, the receipt by certain affiliates of ETRN of (i) 80 million newly-issued EQM common units and seven million newly-issued Class B units (Class B units), both representing limited partner interests in EQM, and (ii) the retention of the non-economic general partner interest in EQM (the EQM IDR Transaction). In addition, pursuant to the EQM IDR Transaction, the 21,811,643 EQM common units held by EQGP will be cancelled and 21,811,643 EQM common units will be issued pro rata to the holders of EQGP common units immediately prior to the Merger. As a result of the EQM IDR Transaction, (i) the EQGP General Partner will replace the EQM General Partner as the general partner of EQM and (ii) the IDRs and economic general partner interest in EQM will be cancelled and will no longer be outstanding.

The Class B units will be divided into three tranches, with the first tranche of 2.5 million Class B units becoming convertible at the holder’s option into EQM common units on April 1, 2021, the second tranche of 2.5 million Class B units becoming convertible at the holder’s option into EQM common units on April 1, 2022, and the third tranche of two million Class B units becoming convertible at the holder’s option into EQM common units on April 1, 2023 (each, a Class B unit conversion date). Additionally, the Class B units will become convertible at the holder’s option into EQM common units immediately before a Change of Control (as will be defined in the Amended and Restated EQM Partnership Agreement (as defined below)) of EQM. Until the applicable Class B unit conversion date (or, if earlier, a Change of Control), the Class B units will not be entitled to receive any distributions of available cash. After the applicable Class B unit conversion date (or, if earlier, a Change of Control), whether or not such Class B units have been converted into EQM common units, the Class B units will participate pro rata with the EQM common units in distributions of available cash.

Except with respect to the right to receive distributions prior to the applicable Class B conversion date (or Change in Control), the Class B units have the same rights and obligations as EQM common units. The Class B units will vote as a single class with EQM common units, subject to certain exceptions, including that the Class B units shall have the right to vote as a separate class on matters that adversely affect the rights or preferences of Class B units in relation to other classes of EQM partnership interests in any material respect or as required by law.

In connection with the EQM IDR Transaction, the Second Amended and Restated Agreement of Limited Partnership of EQM, dated October 12, 2018 (the EQM Partnership Agreement), will be amended and restated to, among other things, reflect the cancellation of the IDRs and the restructuring of the general partner interest in EQM, the issuance of the EQM common units and the issuance of the Class B units pursuant to the EQM IDR Transaction and the admission of the EQGP General Partner as the general partner of EQM (as amended and restated, the Amended and Restated EQM Partnership Agreement).

The EQM IDR Transaction is expected to close in February 2019, subject to certain closing conditions. After giving effect to the EQM IDR Transaction, EQM will own, directly or indirectly, 100% of the limited partner interests and all of the non-economic general partner interest in EQGP. Further, after giving effect to the EQM IDR Transaction, ETRN will indirectly own 117,245,455 EQM common units and all seven million Class B units, collectively representing a 59.9% limited partner interest in EQM.

The completion of the EQM IDR Transaction is subject to certain conditions, including, among other things: (a) all required filings, consents, approvals, permits and authorizations of any governmental authority in connection with the EQM IDR Transaction having been made or obtained; (b) there being no law or injunction prohibiting the consummation of the EQM IDR Transaction; (c) subject to specified materiality standards, the accuracy of the representations and warranties of the other party; (d) compliance by the other party in all material respects with its covenants and agreements; and (e) the receipt by EQM and EQGP of certain opinions covering matters described in the partnership agreements of EQM and EQGP and in the IDR Merger Agreement with respect to the EQM IDR Transaction.

The summary of the IDR Merger Agreement set forth above is qualified by reference to the full text of the IDR Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K.

Item 7.01.             Regulation FD.

The information set forth in Item 1.01 is incorporated herein by reference.

On February 14, 2019, ETRN and EQM issued a joint news release related to the entry into the IDR Merger Agreement, a copy of which news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information set forth in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of EQM’s filings under the Securities Act of 1933, as amended (the Securities Act), or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such filings. The filing of this Item 7.01, including Exhibit 99.1, of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

CAUTIONARY STATEMENTS

Disclosures in this Current Report on Form 8-K contain certain forward-looking statements within the meaning of Section 21E of the Exchange Act and Section 27A of the Securities Act. Statements that do not relate strictly to historical or current facts are forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this Current Report on Form 8-K specifically include the expected closing of the EQM IDR Transaction; the expected amendment and restatement of the EQM Partnership Agreement; and the expected ETRN ownership in EQM following the consummation of the EQM IDR Transaction. These statements involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. EQM has based these forward-looking statements on current expectations and assumptions about future events. While EQM considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond EQM’s control. The risks and uncertainties that may affect the operations, performance and results of EQM’s business and forward-looking statements include, but are not limited to, those risks set forth under Item 1A, “Risk Factors” of EQM’s Form 10-K for the year ended December 31, 2017 as filed with the Securities and Exchange Commission (SEC) and Item 1A, “Risk Factors” of EQM’s Form 10-K for the year ended December 31, 2018 to be filed with the SEC, in each case as may be updated by any subsequent Form 10-Qs.

Any forward-looking statement speaks only as of the date on which such statement is made and EQM does not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits.

EXHIBIT NUMBER	DESCRIPTION

2.1

Agreement and Plan of Merger, dated as of February 13, 2019, by and among EQM Midstream Partners, LP, Equitrans Midstream Corporation, EQM Midstream Services, LLC, EQGP Services, LLC, EQGP Holdings, LP and the other parties thereto.*

99.1	News release, dated February 14, 2019.

* All exhibits to the IDR Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQM MIDSTREAM PARTNERS, LP

	By:	EQM Midstream Services, LLC,
its general partner

Date: February 14, 2019	By:	/s/ Kirk R. Oliver

		Name:	Kirk R. Oliver
		Title:	Senior Vice President and Chief Financial Officer